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                                                                   Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Annual Report on Form 10-K into the Company's previously filed Registration Statement on Form S-8 (File No. 333-65550).

/S/  ARTHUR ANDERSEN LLP

New York, New York
April 1, 2002